Exhibit 10.24

Supplemental Agreement in Relation to

Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd.

This Supplemental Agreement in relation to Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (hereinafter referred to as the “Agreement”) was entered into on the 20th day of April, 2021 in the People’s Republic of China (“PRC”) among the following parties:

1.	Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (广州易点智慧出行科技有限公司) (hereinafter referred to as “Party A”)

Registered address: 175 of Room 406, 1 Yichuang Street, Sino-Singapore Guangzhou Knowledge City, Huangpu District, Guangzhou

Legal representative: Heng Xia

2.	Guangzhou Xiaopeng Zhihui Chuxing Technology Co., Ltd. (广州小鹏智慧出行科技有限公司) (hereinafter referred to as “Party B”)

Registered address: 174 of Room 406, 1 Yichuang Street, Sino-Singapore Guangzhou Knowledge City, Huangpu District, Guangzhou

Legal representative: Heng Xia

3.	Xiaopeng He (ID No.: [REDACTED]) (hereinafter referred to as “Party C I”)

Contact address: [REDACTED]

4.	Heng Xia (ID No.: [REDACTED]) (hereinafter referred to as “Party C II”, and together with Party C I as “Party C”)

Contact address: [REDACTED]

In the Agreement, each of Party A, Party B and Party C is hereinafter referred to as “Party”, and collectively as “Parties”. Capitalized terms used but not defined herein shall have the same meanings in the Controlling Agreements (as defined below).

Whereas,

1.

Party A and Party B entered into an exclusive service agreement between Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. and Guangzhou Xiaopeng Zhihui Chuxing Technology Co., Ltd. (the “Exclusive Service Agreement”) on May 28, 2018;

2.	Party B and Party C entered into a loan agreement (the “Loan Agreement”) on May 28, 2018;

3.

On May 28, 2018, the Parties entered into an equity interest pledge agreement in relation to Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (the “Equity Interest Pledge Agreement”), a power of attorney in relation to shareholders’ voting rights of Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (the “Power of Attorney”) and an exclusive purchase option agreement in relation to Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (the “Exclusive Option Agreement”, together with the Exclusive Service Agreement, Loan Agreement, Equity Interest Pledge Agreement and Power of Attorney, are collectively referred to as the “Controlling Agreements”);

4.	The Parties hereby propose to make amendments, if appropriate, to relevant provisions in the Controlling Agreements.

The Parties hereby agree by consensus to the followings supplemental agreement.

1.	Amendment to the Provisions in Article 14.3 of the Exclusive Service Agreement

1.1	The Parties agree and confirm that Article 14.3 of the Exclusive Service Agreement shall be replaced in its entirety with the followings:

“14.3.1 All disputes arising from and in connection with this agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

“14.3.2 During the period of dispute resolution, the Parties shall continue to perform the provisions set out in this agreement other than the matters in dispute.

“14.3.3 The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant Party B appropriate legal reliefs, including but not limited to imposing restrictions on Party A’s business operations, imposing restrictions on and/or ordering disposal of Party A’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of Party A. Such rulings shall be enforced by the Parties.

“14.3.4 The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

“14.3.5 After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

“14.3.6 The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of Party A (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or Party A are located, shall be deemed to have jurisdiction for the purpose of this article.”

2. Amendment to the Provisions of Article 10.3 in the Loan Agreement

2.1 The Parties agree and confirm that Article 10.3 of the Loan Agreement shall be replaced in its entirety with the followings:

“(a) All disputes arising from and in connection with this agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

“(b) During the period of dispute resolution, the Parties shall continue to perform the provisions set out in this agreement other than the matters in dispute.

“(c) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant the lending Party appropriate legal reliefs, including but not limited to imposing restrictions on the domestic company’s business operations, imposing restrictions on and/or ordering disposal of the domestic company’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of the domestic company. Such rulings shall be enforced by the Parties.

“(d) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

“(e) After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

“(f) The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of the domestic company (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or the domestic company are located, shall be deemed to have jurisdiction for the purpose of this article.”

3. Amendment to the provisions in Article 14.5 of the Equity Interest Pledge Agreement

3.1 The Parties agree and confirm that Article 14.5 of the Equity Interest Pledge Agreement shall be replaced in its entirety with the followings:

“(a) All disputes arising from and in connection with this agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

“(b) During the period of dispute resolution, the Parties shall continue to perform the provisions set out in this agreement other than the matters in dispute.

“(c) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant the pledgee appropriate legal reliefs, including but not limited to imposing restrictions on the company’s business operations, imposing restrictions on and/or ordering disposal of the company’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of the company. Such rulings shall be enforced by the Parties.

“(d) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

“(e) After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

“(f) The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of the company (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or the company are located, shall be deemed to have jurisdiction for the purpose of this article.”

4.	Amendment to the Relevant Provisions in the Power of Attorney

4.1	Amendment to the agreement under Article 1.1 in the Power of Attorney

The Parties agree and confirm that Article 1.1 in the Power of Attorney shall be replaced in its entirety with the followings:

“1.1 The existing Shareholders hereby irrevocably undertake that each of them will sign a power of attorney respectively, in the content and format as provided in Annex 1 hereto upon the execution of this agreement, authorizing any director or successor(s) to the director (including liquidator(s) in place of the director and his successor(s)) of the wholly-owned company or its direct or indirect shareholders designated by the wholly-owned company, but excluding such persons who are not independent or may give rise to any conflict of interests, and for the avoidance of doubt, the designated person(s) shall not include existing Shareholders or the “associate(s)” of the existing Shareholders as defined in the Rules Governing the Listing of Securities of The Stock Exchange of Hong Kong Limited (hereinafter referred to as the “Attorney(s)”), to exercise the following rights on behalf of the existing Shareholders as the shareholders of the Company in accordance with the articles of association of the Company then in force (hereinafter referred to as the “Empowered Rights”):

“(a) to propose to convene and attend shareholders’ meetings pursuant to the articles of the Company in the capacity of a proxy of the existing Shareholders;

“(b) to exercise voting rights on behalf of the existing Shareholders on all matters requiring discussion and resolution at shareholders’ meetings, sign minutes of meetings, make and sign resolutions, including but not limited to: appointment and election of directors, supervisors and other senior management of the Company to be appointed and removed by the shareholders; disposal of the Company’s assets; amendment to the articles of association of the Company; dissolution or liquidation of the Company and formation of a liquidation team on behalf of the existing Shareholders and exercise of the functions and powers of the liquidation team in the process of the liquidation in accordance with the laws;

“(c) to submit any required document to the applicable company registry or other authorities in the capacity of a proxy of the existing Shareholders;

“(d) to exercise any rights and any other voting rights of shareholders (including any other rights and voting rights of shareholders under the articles of association as amended) under the applicable PRC laws and regulations and the articles of the Company;

“(e) subject to (b), to sign equity transfer agreements, asset transfer agreements (if applicable), capital reduction agreements, capital increase agreements, shareholders resolutions and other related documents, and carry out the procedures including government approvals, registration and filing required for the transfer, capital reduction, and capital increase on behalf of the existing Shareholders, in the event that the existing Shareholders transfer their shareholdings in the Company, agree to transfer assets of the Company, reduce capital contributions to the Company and accept the increase the Company’s capital contributed to by the wholly-owned company, in accordance with the Exclusive Option Agreement entered into by the Parties on the date of signing.

“(f) subject to the PRC laws and regulations or the articles of the Company, to instruct the directors and senior officers of the Company to act in accordance with the instruction of the wholly-owned company and its designated persons.

“The above-mentioned authorization and appointment are subject to the approval of the wholly-owned company. When and only when the wholly-owned company issues a notice in writing to the existing Shareholders of the change of Attorney(s), the existing Shareholders shall immediately appoint other person(s) designated by the wholly-owned company at that time to exercise the above Empowered Rights. The new authorization and appointment, once made, shall supersede the original authorization and appointment. The existing Shareholders shall not revoke the appointment of and the authorization to the Attorney(s) under other circumstances.”

4.2	Amendment to the provisions of Article 10.3 in the Power of Attorney

The Parties agree and confirm that Article 10.3 of the Power of Attorney shall be replaced in its entirety with the followings:

“(a) All disputes arising from and in connection with this agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

“(b) During the period of dispute resolution, the Parties shall continue to perform the provisions set out in this agreement other than the matters in dispute.

“(c) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant the wholly-owned company appropriate legal reliefs, including but not limited to imposing restrictions on the company’s business operations, imposing restrictions on and/or ordering disposal of the company’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of the company. Such rulings shall be enforced by the Parties.

“(d) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

“(e) After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

“(f) The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of the Company (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or the Company are located, shall be deemed to have jurisdiction for the purpose of this article.”

5.	Amendment to the provisions of Article 12.3 in the Exclusive Option Agreement

5.1	The Parties agree and confirm that Article 12.3 of the Exclusive Option Agreement shall be replaced in its entirety with the followings:

“(a) All disputes arising from and in connection with this agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

“(b) During the period of dispute resolution, the Parties shall continue to perform the provisions set out in this agreement other than the matters in dispute.

“(c) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant the wholly-owned company appropriate legal reliefs, including but not limited to imposing restrictions on the company’s business operations, imposing restrictions on and/or ordering disposal of the company’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of the company. Such rulings shall be enforced by the Parties.

“(d) The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

“(e) After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

“(f) The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of the Company (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or the Company are located, shall be deemed to have jurisdiction for the purpose of this article.”

6.	Confidentiality

6.1

Notwithstanding the termination of the Agreement, each of the Parties shall keep the trade secrets, proprietary information, customer information and other confidential information relating to the other Parties (hereinafter referred to as “Confidential Information”) obtained during the execution and performance of the Agreement strictly confidential. The Party receiving the Confidential Information shall not disclose any Confidential Information to any other third party except with the prior written consent of the Party disclosing the confidential information, or when the disclosure to a third party is required under the relevant laws or regulations, or the requirements of the listing place of any Party’s connected company. The Party receiving the Confidential Information shall not directly or indirectly use any Confidential Information except for the purpose of the performance of the Agreement.

6.2	The Parties confirm that the following information is not considered as confidential:

(a)	any information that has been previously obtained by the receiving Party through lawful means as demonstrated by documentary evidence;

(b)	any information that enters the public domain not because of the fault of the receiving Party; or

(c)	any information legally obtained from other sources by the receiving Party after the information is received.

6.3

The Party receiving the information may disclose the Confidential Information to its relevant employees, agents or professionals it engages, provided that the Party receiving the information shall ensure that such persons comply with the relevant terms and conditions of the Agreement and assume any liabilities arising from the violation of the relevant terms and conditions of the Agreement by such persons.

7.	Settlement of Disputes

7.1

All disputes arising from and in connection with the Agreement shall initially be settled through friendly negotiation by the Parties, and if the Parties cannot resolve the disputes through negotiation, the matter shall be submitted to the China International Economic and Trade Arbitration Commission for arbitration in accordance with the prevailing arbitration rules of the Commission in effect at the time of submission, with the arbitration to be held in Shenzhen. The arbitration award shall be final and binding on the Parties. Unless otherwise determined by the arbitration award, the arbitration fee shall be borne by the losing Party. The losing Party shall also compensate the winning Party’s legal fees and other expenses.

7.2	During the period of dispute resolution, the Parties shall continue to perform the provisions set out in the Agreement other than the matters in dispute.

7.3

The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, the arbitrator shall have the right to make appropriate rulings, in accordance with the actual circumstances, to grant Party B appropriate legal reliefs, including but not limited to imposing restrictions on Party A’s business operations, imposing restrictions on and/or ordering disposal of Party A’s equity interests or assets (including land assets) (including but not limited to using them as compensation), prohibiting the transfer or disposal or providing other remedies and ordering the liquidation of Party A. Such rulings shall be enforced by the Parties.

7.4

The Parties hereby specifically acknowledge and undertake that, subject to the laws of the PRC, as a measure for property preservation or enforcement, before the formation of the arbitration tribunal or other appropriate circumstances permitted by law, the court of competent jurisdiction shall have the right to, upon request of the disputing Party, make a ruling or judgment to provide temporary reliefs to the disputing Party, such as the judgment or ruling to detain or freeze the property or corporate equity interests of the defaulting Party. The rights of the disputing party and the judgment or ruling made by the court in this regard shall not affect the validity of the above-mentioned provisions on arbitration as agreed between the Parties.

7.5	After the arbitration award has become effective, either Party has the right to apply to a court of competent jurisdiction for the enforcement of the arbitration award.

7.6

The Parties agree that the following locations: (1) Hong Kong Special Administrative Region; (2) the place of incorporation of XPeng Inc.; (3) the place of incorporation of Party A (i.e. Guangzhou); and (4) the locations where the major assets of XPeng Inc. or Party A are located, shall be deemed to have jurisdiction for the purpose of this article.”

8.	Miscellaneous

8.1	Languages

The Agreement is made in Chinese in four (4) copies, with each Party holding one copy. Each copy shall have the same legal force and effect. The Agreement may be executed in multiple counterparts, which shall constitute one and the same instrument. Facsimile, e-mail or other electronic signatures shall have the same legal effect as original signatures.

8.2	Headings and Titles

The headings and titles of the Agreement are provided only for convenience of reading, and shall not be used to interpret, explain or otherwise affect the meanings of the provisions of the Agreement.

8.3	Validity

The Agreement shall become valid and effective from the date of its execution by the Parties. The Parties agree and confirm that the adjusted disputes settlement mechanism as set out herein shall also apply to all disputes between the Parties arising from and in connection with the Controlling Agreements prior to the effective date of the Agreement.

8.4	Entire Agreement

The Agreement forms an integral part of and constitutes an amendment and supplement to the Controlling Agreements. In the event of any inconsistency or conflict between the Agreement and the Controlling Agreements, the provisions of the Agreement shall prevail. The relevant provisions of the Agreement shall take precedence over those of the Controlling Agreements. Matters not covered by the Agreement shall be governed by the provisions of the Controlling Agreements.

8.5	Amendments to the Agreement

In the event that The Stock Exchange of Hong Kong Limited (the “Stock Exchange”) or other regulatory bodies propose any modification to the Controlling Agreements or the Agreement, or there is any change of the listing rules or relevant requirements of the Stock Exchange that are relevant to the Controlling Agreements or the Agreement, the Parties shall amend the Controlling Agreements or the Agreement accordingly.

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The Parties have duly executed the Agreement on the date set out at the beginning of this document

Guangzhou Yidian Zhihui Chuxing Technology Co., Ltd. (seal)

Legal representative: Heng Xia

Signature:	/s/ Heng Xia

[Signature page for the Supplemental Agreement]

The Parties have duly executed the Agreement on the date set out at the beginning of this document

Guangzhou Xiaopeng Zhihui Chuxing Technology Co., Ltd. (seal)

Legal representative: Heng Xia

Signature:	/s/ Heng Xia

[Signature page for the Supplemental Agreement]

The Parties have duly executed the Agreement on the date set out at the beginning of this document

Xiaopeng He

Signature:	/s/ Xiaopeng He

[Signature page for the Supplemental Agreement]

The Parties have duly executed the Agreement on the date set out at the beginning of this document

Heng Xia

Signature: /s/ Heng Xia

[Signature page for the Supplemental Agreement]